SUNAMERICA STYLE SELECT SERIES, INC.(R)
                               FOCUSED PORTFOLIOS

             Supplement to the Prospectus dated February 28, 2000,
                          as supplemented May 22, 2000


The following items reflect changes to the Class B shares of each Fund:

The Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed), applicable to Class B shares of each Fund, as set forth on pages 6 and 7 of the Prospectus, has been changed to 5.00%.

                                    *********

References to the cost of investing in Class B shares of each Fund, as indicated in the section entitled "EXAMPLE" on page 8 of the Prospectus, should be replaced with the following:

If you redeemed your investment at the end of the periods indicated:


                                        1 Year    3 Years    5 Years    10 Years

FOCUS PORTFOLIO
  (Class B shares)*...................    713        958      1,329       2,268
FOCUSED TECHNET PORTFOLIO
  (Class B shares)*...................    765       1,114     1,590       2,800
FOCUSED GROWTH AND INCOME PORTFOLIO
  (Class B shares)*...................    723        988      1,380       2,371
FOCUSED VALUE PORTFOLIO
  (Class B shares)*...................    723        988      1,380       2,373

If you did not redeem your shares:


FOCUS PORTFOLIO
  (Class B shares)*...................    213        658      1,129       2,268
FOCUSED TECHNET PORTFOLIO
  (Class B shares)*...................    265        814      1,390       2,800
FOCUSED GROWTH AND INCOME PORTFOLIO
  (Class B shares)*...................    223        688      1,180       2,371

FOCUSED VALUE PORTFOLIO
  (Class B shares)*...................    223        688       1,180      2,373

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "SHAREHOLDER ACCOUNT INFORMATION" on page 10. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

                                    *********

Under the section entitled "SELECTING A SHARE CLASS" on page 9 of the Prospectus, the fourth paragraph under the section of the Class B column should be replaced in its entirety with the following:

          Automatic conversion to Class A shares approximately eight years after purchase.

                                    *********

Under the section "CALCULATION OF SALES CHARGES" on page 9 of the Prospectus, the third paragraph should be replaced in its entirety with the following:

     CLASS B shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:


--------------------------------------------------------------------------------
     Years after purchase                         CDSC on shares being sold
--------------------------------------------------------------------------------
     1st year                                     5.00%
     2nd year                                     4.00%
     3rd year or 4th year                         3.00%
     5th year                                     2.00%
     6th year                                     1.00%
     7th year and thereafter                      None
--------------------------------------------------------------------------------


Dated:  December 6, 2000


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